UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 6, 2017 (June 2, 2017)

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the Company’s 2017 Annual Meeting of Stockholders held on June 2, 2017 (the "Annual Meeting") the stockholders approved Amendment No. 1 to the OceanFirst Financial Corp. 2011 Stock Incentive Plan (the “Plan”). A description of the material features of the amended Plan and a full copy of Amendment No. 1 to the Plan were included in the proxy statement filed with the SEC on April 26, 2017.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting was held on June 2, 2017. A total of 29,238,339 shares were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the votes of the stockholders were as follows:

Matter 1.	The election of three directors, each for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Steven E. Brady	24,761,750	860,294	3,616,295
Joseph J. Burke	24,672,016	950,028	3,616,295
Angelo Catania	24,689,064	932,980	3,616,295

Matter 2.	An advisory (non-binding) vote to approve the compensation paid to the
Company’s named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
24,915,284	573,272	133,488	3,616,295

Matter 3.	Approval of Amendment No. 1 to the OceanFirst Financial Corp. 2011 Stock Incentive Plan.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
24,701,686	792,797	127,561	3,616,295

Matter 4.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
28,338,144	865,716	34,479	0

Matter 5.	An advisory (non-binding) vote on the frequency of stockholder voting on executive compensation.

Shares Voted For One Year	Shares Voted For Two Years	Shares Voted For Three Years	Shares Voted Abstain	Broker Non-Votes
21,893,598	100,949	3,520,386	107,111	3,616,295

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Dated:	June 6, 2017	/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer